UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

Planet Labs PBC
(Exact name of registrant as specified in its charter)

Delaware	001-40166	85-4299396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Harrison Street, Floor 4 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 829-3313

N/A
(Former Name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	PL	New York Stock Exchange
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	PLWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.05 Costs Associated with Exit or Disposal Activities.
On June 24, 2024, Planet Labs PBC (the “Company”) committed to a plan to reduce its global headcount by approximately 180 employees, which represents approximately 17% of the Company’s total number of employees prior to the reduction (the “headcount reduction”). This action was taken consistent with the Company's ongoing focus on aligning the Company’s resources to the market opportunity, improving operational efficiency, and supporting the long-term growth and profitability of the business.
As a result of the headcount reduction, the Company estimates that it will incur non-recurring charges of approximately $9.5 million to $10.5 million in aggregate pre-tax costs in connection with the reduction, consisting of one-time severance and other termination benefit costs. The Company expects that the majority of these charges will be incurred in the second quarter of fiscal 2025, and that the headcount reductions, including related cash payments, will be substantially complete by the end of the fiscal year ending January 31, 2025. The foregoing amounts do not include any non-cash charges associated with stock-based compensation. The timing and cost estimates related to the headcount reduction plan are subject to a number of assumptions and actual results may differ materially from those expected and disclosed above. The Company intends to exclude the charges associated with the headcount reduction from its non-GAAP financial metrics, including Adjusted EBITDA.
Item 7.01 Regulation FD Disclosure.
On June 26, 2024, the Company confirmed there have been no changes to its previously issued financial guidance or targets provided in its last earnings announcement on June 6, 2024.
The information in this Item 7.01 of this Current Report on Form 8-K is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Forward-looking Statements
Except for the historical information contained herein, the matters set forth in this Current Report on Form 8-K are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company’s financial guidance for the second quarter of fiscal year 2025, statements regarding estimated costs and benefits related to the headcount reduction plan and other actions, including whether the headcount reduction, or any other actions, will help the Company achieve its long-term strategy or profitability, the expected timing of actions, costs and intended benefits related to the headcount reduction plan and other actions, and the fact that the Company intends to exclude certain charges from its non-GAAP financial measures. Forward-looking statements are based on the Company’s management’s beliefs, as well as assumptions made by, and information currently available to them. Because such statements are based on expectations as to future events and results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, the risk that costs may be greater than expected and that benefits may be lower than expected; that there may be unanticipated charges not currently contemplated that may occur as a result of the headcount reduction plan; that the headcount reduction may adversely affect the Company’s ability to attract and retain qualified personnel and that the implementation of the reduction may be distracting to employees and management; that the headcount reduction plan may negatively impact the Company’s business operations and reputation; that the headcount reduction plan may not generate the intended benefits to the extent or on the timeline as expected; and other risk factors and other disclosures about the Company and its business included in the Company’s periodic reports, proxy statements, and other disclosure materials filed from time to time with the Securities and Exchange Commission (SEC) which are available online at www.sec.gov, and on the Company’s website at www.planet.com. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date such statements are made. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.
Non-GAAP Financial Measures
To supplement its financial information presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), the Company considers certain financial measures that are not prepared in accordance with GAAP, including non-GAAP gross margin and Adjusted EBITDA. The Company defines non-GAAP gross margin as non-GAAP gross profit divided by revenue. The Company defines and calculates non-GAAP gross profit as gross profit adjusted for stock-based compensation, amortization of acquired intangible assets classified as cost of revenue, restructuring costs, and employee transaction bonuses in connection with the Sinergise business combination. The Company defines and calculates Adjusted EBITDA as net income (loss) before the impact of interest income and expense, income tax expense and depreciation and amortization, and further adjusted for the following items: stock-based compensation, change in fair value of warrant liabilities, non-operating income and expenses such as foreign currency exchange gain or loss, restructuring costs, and employee transaction bonuses in connection with the Sinergise business combination.
The Company has not reconciled its non-GAAP financial outlook to the most directly comparable GAAP measures because certain reconciling items, such as stock-based compensation expenses and depreciation and amortization are uncertain or out of the Company’s control and cannot be reasonably predicted. The actual amount of these expenses during the second quarter of fiscal year 2025 will have a significant impact on the Company’s future GAAP financial results. Accordingly, a reconciliation of the Company’s non-GAAP outlook to the most comparable GAAP measures is not available without unreasonable efforts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Planet Labs PBC

Date: June 26, 2024	By:	/s/ Ashley Johnson
Ashley Johnson President and Chief Financial Officer